UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 9, 2023

The Estée Lauder Companies Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14064	11-2408943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, New York, New York	10153
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code

212-572-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.01 par value	EL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 12, 2023, The Estée Lauder Companies Inc. (the “Company”) completed a public offering of $700,000,000 aggregate principal amount of its 4.375% Senior Notes due 2028 (the “2028 Notes”), $700,000,000 aggregate principal amount of its 4.650% Senior Notes due 2033 (the “2033 Notes”) and $600,000,000 aggregate principal amount of its 5.150% Senior Notes due 2053 (the “2053 Notes” and, together with the 2028 Notes and the 2033 Notes, the “Notes”). The Notes are governed by the Indenture, dated as of November 5, 1999 (the “Indenture”), between the Company and U.S. Bank Trust National Association, as successor in interest to State Street Bank and Trust Company, as trustee.

The 2028 Notes mature on May 15, 2028, the 2033 Notes mature on May 15, 2033 and the 2053 Notes mature on May 15, 2053. Interest on the Notes of each series is payable on May 15 and November 15 of each year, commencing November 15, 2023 and accrues from May 12, 2023. The Company may redeem the Notes of each series, in whole or in part, at its option at any time prior to (i) April 15, 2028 (one month prior to the maturity date of the 2028 Notes) with respect to the 2028 Notes, (ii) February 15, 2033 (three months prior to the maturity date of the 2033 Notes) with respect to the 2033 Notes, and (iii) November 15, 2052 (six months prior to the maturity date of the 2053 Notes) with respect to the 2053 Notes, in each case, by paying a make-whole premium, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption. In addition, the Company may redeem the Notes of each series, in whole or in part, at its option at any time on or after (i) April 15, 2028 (one month prior to the maturity date of the 2028 Notes) with respect to the 2028 Notes, (ii) February 15, 2033 (three months prior to the maturity date of the 2033 Notes) with respect to the 2033 Notes and (iii) November 15, 2052 (six months prior to the maturity date of the 2053 Notes) with respect to the 2053 Notes, in each case, at 100% of the aggregate principal amount of the 2028 Notes, the 2033 Notes or the 2053 Notes, as applicable, to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption. The Notes are senior unsecured obligations of the Company and rank equally with all of its other senior unsecured indebtedness.

The Notes are subject to certain customary covenants, including limitations on the Company’s ability to merge, consolidate or sell assets; limitations on the ability of the Company and certain of its subsidiaries to secure indebtedness with liens; and limitations on sale and leaseback transactions by the Company and certain of its subsidiaries. In addition, upon the occurrence of a Change of Control Repurchase Event (as described in the officers’ certificates setting forth the terms of the 2028 Notes, the 2033 Notes and the 2053 Notes (each, an “Officers’ Certificate”)), the Company will be required to make an offer to repurchase the Notes at 101% of the aggregate principal amount.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, which is filed as Exhibit 4 to Amendment No. 1 to the Company’s Registration Statement on Form S-3 (No. 333-85947) filed on November 5, 1999; and to the full text of the Officers’ Certificate and the form of global note representing the 2028 Notes, to the full text of the Officers’ Certificate and the form of global note representing the 2033 Notes and to the full text of the Officers’ Certificate and the form of global note representing the 2053 Notes, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6 hereto, respectively. Each of the foregoing documents is incorporated by reference herein.

Item 8.01 Other Events.

On May 9, 2023, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters identified on Schedule II thereto (collectively, the “Underwriters”), to sell $700,000,000 aggregate principal amount of the 2028 Notes, $700,000,000 aggregate principal amount of the 2033 Notes and $600,000,000 aggregate principal amount of the 2053 Notes under the Company’s automatic shelf registration statement on Form S-3 (No. 333-256336) (the “Registration Statement”) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), on May 20, 2021. The Company sold the 2028 Notes to the Underwriters at a price of 99.547% of the principal amount thereof, and the Underwriters offered the 2028 Notes to the public at a price of 99.897% of the principal amount thereof. The Company sold the 2033 Notes to the Underwriters at a price of 99.447% of the principal amount thereof, and the Underwriters offered the 2033 Notes to the public at a price of 99.897% of the principal amount thereof. The Company sold the 2053 Notes to the Underwriters at a price of 98.580% of the principal amount thereof, and the Underwriters offered the 2053 Notes to the public at a price of 99.455% of the principal amount thereof.

The Underwriting Agreement contains customary representations, warranties, conditions to closing, indemnification and obligations of the parties. The Company has also agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Securities Act, or to contribute to payments that the Underwriters may be required to make in respect of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto.

Certain of the Underwriters perform and have performed commercial and investment banking and advisory services for the Company from time to time for which they receive and have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business for which they will receive fees and expenses.

On May 9, 2023, the Company announced the offering and pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In connection with the offering of the Notes, the Company is filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the Notes. Such opinion is incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1

Underwriting Agreement, dated May 9, 2023, among The Estée Lauder Companies Inc. and BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

4.1	Officers’ Certificate, dated May 12, 2023, defining certain terms of the 4.375% Senior Notes due 2028.

4.2	Form of Global Note for the 4.375% Senior Notes due 2028 (included as Exhibit A in Exhibit 4.1).

4.3	Officers’ Certificate, dated May 12, 2023, defining certain terms of the 4.650% Senior Notes due 2033.

4.4	Form of Global Note for the 4.650% Senior Notes due 2033 (included as Exhibit A in Exhibit 4.3).

4.5	Officers’ Certificate, dated May 12, 2023, defining certain terms of the 5.150% Senior Notes due 2053.

4.6	Form of Global Note for the 5.150% Senior Notes due 2053 (included as Exhibit A in Exhibit 4.5).

5.1	Opinion of Weil, Gotshal & Manges LLP.

23.1	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1).

99.1	Press Release issued by the Company, dated May 9, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ESTÉE LAUDER COMPANIES INC.

Date: May 12, 2023

	By:	/s/ Tracey T. Travis
Tracey T. Travis
Executive Vice President and
Chief Financial Officer